UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 24, 2015
Date of Report (Date of Earliest Event Reported)

Sun BioPharma, Inc.
(Exact Name of Registrant as Specified in its Charter)

Utah	000-55242	87-0543922
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Vista Blvd #305 Waconia, Minnesota	55387
(Address of Principal Executive Offices)	(Zip Code)

(352) 745-7665
(Registrant’s Telephone Number, Including Area Code)

______________________________________________________
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 24, 2015, our board of directors increased its size to eight directors and elected Jeffrey S. Mathiesen and J. Robert Paulson, Jr. to serve as additional directors of our company. There are no arrangements pursuant to which either Mr. Mathiesen or Mr. Paulson was selected to serve as directors.

In connection with the election of the new directors, our board of directors re-constituted its standing committees as follows:

Director	Board Committee
	Audit	Compensation	Nominating and Corporate Governance
Michael T. Cullen
Suzanne Gagnon
David B. Kaysen
Jeffrey S. Mathiesen	Chair		Member
Thomas X. Neenan
J. Robert Paulson, Jr.	Member	Member	Chair
Paul W. Schaffer	Member	Member
D. Robert Schemel		Chair	Member

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 24, 2015, our board of directors amended and restated our bylaws to provide flexibility in determining the number of directors that comprise the board of directors and to eliminate references to special approval requirements under agreements to which our company is no longer a party. The text of the resulting amended and restated bylaws is filed as Exhibit 3.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 28, 2015, our company sold all of its ownership interest in Cimarron Medical Software, Inc. to Sampleminded, Inc. In exchange, Sampleminded, Inc. agreed to assume our company’s payment obligations under outstanding promissory notes totaling approximately $305,000.

A copy of the press release announcing the election of Messrs. Mathiesen and Paulson, as described in Item 5.02 above, is furnished as Exhibit 99.1 to this report on Form 8-K and incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18 and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The Exhibit Index is incorporated herein by reference.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN BIOPHARMA, INC.

Date: September 30, 2015	By:	/s/ David B. Kaysen
David B. Kaysen
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing

3.1	Amended and Restated Bylaws, as amended through September 24, 2015	Filed Electronically

99.1	Press Release dated September 30, 2015	Furnished Electronically